Exhibit 10.4

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                       U.S. Small Business Administration

SBA                    NOTE
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SBA LOAN #                PLP 410-837-4001
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SBA Loan Name             ORIGINAL BEVERAGE CORPORATION
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Date                      December 11, 2000
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Loan Amount               $ 168,000.00
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Interest Rate             Variable
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Borrower                  ORIGINAL BEVERAGE CORPORATION
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Operating Company
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Lender                    U.S. Bank National Association
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1. PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of One Hundred Sixty Eight Thousand & 00/100 Dollars, interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS:

"Collateral" means any properly taken as security for payment of this Note or any guarantee of this Note.

"Guarantor" means each person or entity that signs a guarantee of payment of this Note.

"Loan" means the loan evidenced by this Note.

"Loan Documents" means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

"SBA" means the Small business Administration, an Agency of the United States of America.

3. PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

This Note will mature in 25 years from date of Note. The interest rate on this Note will fluctuate. The initial Interest rate is 10.60% per year. This initial rate is the prime rate on the date SBA received the loan application, plus 1.00%. The initial interest rate must remain in effect until the first change period begins. Borrower must pay a total of 9 payments of interest only on the disbursed balance beginning one month from the month of initial disbursement on this Note and every month thereafter; payments must be made on the second calendar day in the months they are due. Borrower must pay principal and interest payments of $1,997.00 every month beginning ten months from the month of initial disbursement on this Note; payments must be made on the second calendar day in the months they are due. Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal, The Interest rate will

SBA Form 147 (10122/98) Previous editions obsolete

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be adjusted monthly (the "change period ").

The "Prime Rate" is the prime rate In effect on the first business day of the month in which an interest rate Change occurs, as published in the Wall Street Journal on the next business day. The adjusted Interest rate will be 1.00% above the Prime Rate. Lender will adjust the interest rate on the first calendar day of each change period. The change in interest rate is effective on that day whether or not Lender gives Borrower notice of the change. The Initial Interest rate must remain In effect until the first change period begins.

Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the note. If BSA purchases the guaranteed portion of the Unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default, if there is no uncured payment default, the rate becomes fixed at the rate in effect at the time of purchase.

Prepayment Charge: In addition to any other fees referenced in this Note, when, in any one year, a Borrower voluntarily prepays more than 25% Of the outstanding principal balance of the loan, the Borrower must pay to Lender an behalf of BSA a prepayment fee as follows:

a. During the first year after the date an which the loan is first disbursed, 5% of the prepayment amount;

b. During the second year after the date on which the loan is first disbursed, 3% of the prepayment amount;

c. During the third year after the date on which the loan is first disbursed, 1 % of the prepayment amount.

All remaining principal and accrued Interest is due and payable 20 years from date of Note.

Late Charge: If a payment on this Note is more than 10 days late, Lender may charge Borrower a late fee of up to 5% of the unpaid portion of 1he regularly scheduled payment.

4. RIGHT TO PREPAY:

Borrower May prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

      A.    Give Lender written notice:

      B.    Pay all accrued interest; and

      C. If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days' interest from the date Lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph B.

If Borrower does not prepay within 60 days from the date Lender receives the notice, Borrower must give Lender a new notice.

5. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

      A.    Fails to do anything required by this Note and other Loan Documents;

      B.    Defaults on any other loan with Lender;

      C. Does not preserve, or account to Lender's satisfaction for, any of the Collateral or its proceeds;

      D. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

      E. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

      K. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect

      G.    Fails to pay any taxes when due;

      H. Becomes the subject of a proceeding under any bankruptcy or insolvency law;

      I. Has a receiver or liquidator appointed for any part of their business or property:

      J.    Makes an assignment for the benefit of creditors;

      K. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;

      L. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or

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      M.    Becomes the Subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

6. LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

      A.    Require immediate payment of all amounts owing under this Note;

      B.    Collect all amounts owing from any Borrower or Guarantor;

      C.    File suit and obtain judgment;

      D.    Take possession of any Collateral; or

      E. Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

7. LENDER'S GENERAL POWERS:

Without notice and without Borrower's consent, Lender may:

      A. Bid on or buy the Collateral at its sale or the SALE of another lienholder, at any price it chooses;

      B. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs, if Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

      C.    Release anyone obligated to pay this Note;

      D. Compromise, release, renew, extend or substitute any of the Collateral; and

      E. Take any action necessary to protect the Collateral or collect amounts owing on this Note.

8. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations, Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against 83A any local or state law to deny any obligation. Defeat any claim of SBA, or preempt federal law.

9. SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

10. GENERAL PROVISIONS:

      A. All individuals and entities signing this Note are jointly and severally liable.

      B.    Borrower waives all surety ship defenses.

      C. Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.

      D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

      E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

      F. If any part of this Note is unenforceable, all other parts remain in effect.

      G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor, Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

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11. STATE-SPECIFIC PROVISIONS:

Borrower acknowledges this Note is secured by a Deed of Trust in favor of Lender on real property located in Los Angeles County, State of California. That Deed of Trust contains the following due-on-sale provision:

DUE ON SALE - CONSENT BY LENDER. Lender may, at its option, declare immediately due and payable all sums secured by this Note upon the SALE or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal, beneficial or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest WITH A term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Trustor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be, of Trustor. However, this option SHALL not be exercised by Lender if such exercise is prohibited by applicable law.

12. BORROWER'S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower.

                                        BORROWER:

                                        ORIGINAL BEVERAGE CORPORATION


                                        By: /s/ Christopher J. Reed
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                                            Christopher J. Reed
                                            President


                                        By: /s/ Judie Holloway Reed
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                                            Judie Holloway Reed
                                            Secretary